EXECUTION COPY

J.P. MORGAN ACCEPTANCE CORPORATION I

as Depositor

HSBC BANK USA, NATIONAL ASSOCIATION,

as Trustee

U.S. BANK NATIONAL ASSOCIATION,

as Securities Administrator

_________________________________________

TRUST AGREEMENT

Dated as of March 1, 2007

__________________________________________

TABLE OF CONTENTS

ARTICLE I  DEFINED TERMS

1

ARTICLE II  THE TRUST

7

Section 2.01.  Transfer of Exchangeable REMIC Certificates

7

Section 2.02.  Certificates

7

Section 2.03.  Exchanges

7

Section 2.04.  Delivery of Instruments

8

Section 2.05.  Distribution Date Statements to Certificateholders

8

ARTICLE III  CERTIFICATES; DISTRIBUTIONS

9

Section 3.01.  Issuance of Certificates

9

Section 3.02.  Trust Account

9

Section 3.03.  Distributions

9

Section 3.04.  Allocation of Realized Losses

10

ARTICLE IV  LIMITATION OF LIABILITY

10

ARTICLE V  THE TRUSTEE

10

ARTICLE VI  TERMINATION

10

ARTICLE VII  SUPPLEMENTAL AGREEMENTS

11

ARTICLE VIII  MISCELLANEOUS

11

Section 8.01.  Certificateholders

11

Section 8.02.  Governing Law

11

Section 8.03.  Demands, Notices and Communications

12

Section 8.04.  Severability of Provisions

12

Section 8.05.  Tax Status and Reporting

12

APPENDIX A

A-1

APPENDIX A

Available Combinations

EXHIBIT I

Form of Certificates

EXHIBIT II

Form of Exchange Letter

This TRUST AGREEMENT (this “Trust Agreement”), dated as of March 1, 2007, is executed by and among J.P. MORGAN ACCEPTANCE CORPORATION I, as depositor under the Pooling and Servicing Agreement (as defined below), HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the “Trustee”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as securities administrator (in such capacity, the “Securities Administrator”).

RECITALS

WHEREAS, the J.P. Morgan Acceptance Corporation I, as depositor, U.S. Bank National Association, a national banking association, as master servicer and securities administrator and, HSBC Bank USA, National Association, as trustee, have entered into the Pooling and Servicing Agreement dated as of March 1, 2007 (the “Pooling and Servicing Agreement”), creating and establishing J.P. Morgan Mortgage Trust 2007-A2 (the “Underlying Trust”);

WHEREAS, the Underlying Trust has issued a series of certificates known as the Mortgage Pass-Through Certificates, Series 2007-A2 along with certain uncertificated interests (collectively, the “REMIC Classes”), evidencing the entire beneficial interests in the Underlying Trust;

WHEREAS, all or a portion of the Exchangeable Classes (as defined herein) issued hereunder, each representing an undivided beneficial ownership interest in the related Exchangeable REMIC Classes (as defined herein), may be exchanged for a proportionate interest in such Exchangeable REMIC Classes in the combinations set forth on Appendix A and made a part hereof;

WHEREAS, all or a portion of the Exchangeable REMIC Classes may be exchanged for the Exchangeable Classes in the same manner; and

WHEREAS, the parties hereto desire to create this Trust to issue the Exchangeable Classes and the Exchangeable REMIC Classes subject to the terms and conditions set forth herein.

NOW THEREFORE, the parties to this Trust Agreement, in the several capacities hereinabove set forth, do hereby declare and establish this Trust Agreement and do hereby undertake and otherwise agree as follows:

ARTICLE I

DEFINED TERMS

Capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement and the rules of construction set forth therein shall apply hereto.  In addition, whenever used in this Trust Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“Aggregate Denomination”:  As to any Class and date of determination, the aggregate of the denominations of the Outstanding Certificates of such Class on such date.

“Allocation Ratio”:  With respect to each Class of Exchangeable REMIC Certificates, a fraction, the numerator of which is equal to the Aggregate Denomination of such Class of Exchangeable REMIC Certificates at the close of business on the related Record Date and the denominator of which is the Initial Authorized Denomination with respect to such Exchangeable REMIC Class.

“Authorized Officer”:  The Chairman of the Board, the President or any Executive Vice President, Senior Vice President or Vice President.

“Certificate”:  A grantor trust pass-through security issued hereunder in a book-entry form as authorized by this Trust Agreement, substantially in the form of Exhibit I hereto.

“Certificate Principal Balance”:  With respect to any Certificate, the product of the related Class Principal Balance multiplied by a fraction the numerator of which is the Denomination of such Certificate and the denominator of which is the related Class Principal Balance.

“Certificate Registrar”:  For the purposes of this Trust Agreement, the Certificate Registrar appointed pursuant to Section 3.02 of the Pooling and Servicing Agreement which shall act as Certificate Registrar under this Trust Agreement subject to the terms and conditions and entitled to the same rights, protections and indemnities set forth in the Pooling and Servicing Agreement.

“Class”:  Each Class of Certificates issued or issuable hereunder as set forth in Section 2.02 hereto.

“Class Complex”:  Either the Complex, Class 2-A-3 Complex, Class 2-A-5 Complex, Class 3-A-3 Complex, Class 4-A-2 Complex or Class 4-A-4 Complex, as the context may require.

 “Class 2-A-3 Complex”:  The Class 2-A-3M, Class 2-A-3S, Class 2-A-3L and Class 2-A-3F Certificates.

“Class 2-A-5 Complex”:  The Class 2-A-5, Class 2-A-5M and Class 2-A-5S Certificates.

“Class 3-A-3 Complex”:  The Class 3-A-3M, Class 3-A-3S, Class 3-A-3L and Class 3-A-3F Certificates.

 “Class 4-A-2 Complex”:  The Class 4-A-2M, Class 4-A-2S, Class 4-A-2L and Class 4-A-2F Certificates.

“Class 4-A-4 Complex”:  The Class 4-A-4, Class 4-A-4M and Class 4-A-4S Certificates.

“Class Interest Distribution Amount”:  As to each Class of Exchangeable REMIC Certificates and Distribution Date, an amount equal to the product of (i) the aggregate of the distributions on such Distribution Date in respect of interest on the related REMIC Class and (ii) the related Allocation Ratio.  As to each Class of Exchangeable Certificates that is not in a Class Complex and Distribution Date, such class’s pro rata portion, based on the amount of interest due each such class at the related Certificate Interest Rate, of the sum for each Class of related Exchangeable REMIC Certificates, of the product of (i) the aggregate of the distributions of interest on such Distribution Date to the related REMIC Class and (ii) one minus the Allocation Ratio for such Class of Exchangeable REMIC Certificates, subject to adjustment, if necessary, to reflect the exchanges of any related Contributed Exchangeable REMIC Class, for multiple Classes of Exchangeable Certificates.  As to each Class of Exchangeable Certificates in a Class Complex and Distribution Date, such class’s pro rata portion, based on the amount of interest due each such class at the related Certificate Interest Rate, of the sum, for each Class of Exchangeable REMIC Certificates related to such Class Complex, of the product of (i) the aggregate of the distributions of interest on such Distribution Date to the related REMIC Class and (ii) one minus the Allocation Ratio for such Class of Exchangeable REMIC Certificates, subject to adjustment, if necessary, to reflect the exchanges of any related Contributed Exchangeable REMIC Class, for multiple Classes of Exchangeable Certificates.

“Class Notional Amount”:  With respect to the Class 1-A-1S, Class 2-A-3S, Class 2-A-3F, Class 2-A-5S, Class 3-A-3S, Class 3-A-3F, Class 4-A-1S, Class 4-A-2S, Class 4-A-2F and Class 4-A-4S Certificates, the Class Notional Amount set forth in the Pooling and Servicing Agreement.

 “Class Principal Balance”:  With respect to any Class of Exchangeable REMIC Certificates, at any time, the Class Principal Amount of the related REMIC Class multiplied by the related Allocation Ratio.  With respect to any Class of Exchangeable Certificates in a Class Complex, other than an Interest-Only Exchangeable Class, at any time, the sum, for each Class of related Exchangeable REMIC Certificates, of the product of (i) the product of (a) the Class Principal Amount of the related REMIC Class and (b) one minus the Allocation Ratio for such Class of Exchangeable REMIC Certificates and (ii) a fraction, the numerator of which is the aggregate Denominations of such Class of Exchangeable Certificates and the denominator of which is the aggregate Denominations of all Exchangeable Certificates in such Class Complex, subject to adjustment, if necessary, to reflect the exchanges of any related Contributed Exchangeable REMIC Class, for multiple Classes of Exchangeable Certificates.  With respect to any Class of Exchangeable Certificates not in a Class Complex, other than an Interest-Only Exchangeable Class, at any time, the sum for each Class of related Exchangeable REMIC Certificates, of the product of (i) the Class Principal Amount of the related REMIC Class and (ii) one minus the Allocation Ratio for the Exchangeable REMIC Certificates related to the related REMIC Class, subject to adjustment, if necessary, to reflect the exchanges of any related Contributed Exchangeable REMIC Class, for multiple Classes of Exchangeable Certificates.  The Class Principal Balance of each Interest-Only Exchangeable Class shall be zero..

“Class Principal Distribution Amount”:  As to each Class of Exchangeable REMIC Certificates and Distribution Date, an amount equal to the product of (i) the aggregate of the distributions on such Distribution Date in respect of principal on the related REMIC Class and (ii) the related Allocation Ratio.  As to each Class of Exchangeable Certificates that is not in a Class Complex and Distribution Date, the sum for each Class of related Exchangeable REMIC Certificates of the product of (i) the aggregate of the distributions of principal on such Distribution Date to the related REMIC Class and (ii) one minus the Allocation Ratio for such Class of Exchangeable REMIC Certificates, subject to adjustment, if necessary, to reflect the exchanges of any related Contributed Exchangeable REMIC Class, for multiple Classes of Exchangeable Certificates.  As to each Class Complex and Distribution Date, an amount equal to the sum, for each Class of Exchangeable REMIC Certificates related to such Class Complex, of the product of (i) the aggregate of the distributions of principal on such Distribution Date in respect of the related REMIC Class and (ii) one minus the Allocation Ratio for such Class of Exchangeable REMIC Certificates, subject to adjustment, if necessary, to reflect the exchanges of any related Contributed Exchangeable REMIC Class, for multiple Classes of Exchangeable Certificates.  On each Distribution Date, the Class Principal Distribution Amount of each Interest-Only Exchangeable Class shall be zero.

“Code”:  The Internal Revenue Code of 1986, as amended, including any successor or amendatory provisions.

“Contributed Exchangeable REMIC Class” The Class 2-A-3, Class 3-A-3 and Class 4-A-1 Certificates.

“Denomination”:  As to any Certificate, the amount indicated on the face of such Certificate.

“Distribution Date”:  As to any Exchangeable Class, the Distribution Date for the related REMIC Classes.

“Exchangeable Class or Exchangeable Certificate”: any or all of the Class 1-A-1M, Class 1-A-1S, Class 2-A-3M, Class 2-A-3S, Class 2-A-3L, Class 2-A-3F, Class 2-A-5, Class 2-A-5M, Class 2-A-5S, Class 3-A-3M, Class 3-A-3S, Class 3-A-3L, Class 3-A-3F, Class 3-A-5, Class 4-A-1M, Class 4-A-1S, Class 4-A-2M, Class 4-A-2S, Class 4-A-2L, Class 4-A-2F, Class 4-A-4, Class 4-A-4M and Class 4-A-4S Certificates.

“Exchangeable Combination” means any of the Related Exchangeable Combinations set forth in Appendix A.

“Exchangeable REMIC Classes” or “Exchangeable REMIC Certificates”:  The Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 4-A-1 and Class 4-A-2 Certificates, or the Certificates of each such Class, as the context may require, issued hereunder.

 “Initial Authorized Denomination”:  With respect to any Exchangeable Certificate or Exchangeable REMIC Certificate, the amount set forth with respect to such Class in Appendix A under the heading, “Original Certificate Principal Amount or Certificate Notional Amount” or “Maximum Original Certificate Principal Amount or Certificate Notional Amount,” as applicable.”

“Interest-Only Exchangeable Class”:  The Class 1-A-1S, Class 2-A-3S, Class 2-A-3F, Class 2-A-5S, Class 3-A-3S, Class 3-A-3F, Class 4-A-1S, Class 4-A-2S, Class 4-A-2F and Class 4-A-4S Certificates, as the case may be.

“Interest Rate”:  With respect to each Interest Accrual Period and interest-bearing related REMIC Class, the per annum rate specified or determined pursuant to the Pooling and Servicing Agreement for such Interest Accrual Period.  With respect to each Interest Accrual Period and  Exchangeable Class, the per annum rate set forth with respect to such Class in Appendix A under the heading “Class Coupon.”

“Issue Date”:  March 29, 2007.

“Outstanding Certificate”:  Any Outstanding Exchangeable Certificate and Outstanding Exchangeable REMIC Certificate.

“Outstanding Exchangeable Certificate”:  Any Exchangeable Certificate issued hereunder; provided, however, that upon the exchange of any Exchangeable Certificate pursuant to Section 2.03 hereof, the Exchangeable Certificate so exchanged shall be deemed no longer to be an Outstanding Certificate, and each Exchangeable REMIC Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchangeable REMIC Certificate.

“Outstanding Exchangeable REMIC Certificate”:  Any Exchangeable REMIC Certificate issued on the Issue Date; provided, however, that upon the exchange of any Exchangeable REMIC Certificate pursuant to Section 2.03 hereof, the Exchangeable REMIC Certificate so exchanged shall be deemed no longer to be an Outstanding Exchangeable REMIC Certificate, and the Exchangeable Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchangeable Certificate.

“Prospectus”:  The prospectus dated February 26, 2007 as supplemented by a prospectus supplement dated March 28, 2007, relating to the J.P. Morgan Alternative Loan Trust 2007-A2 Mortgage Pass Through Certificates.

“Realized Loss Allocation Amount”:  As to each Class of Exchangeable REMIC Certificates and each Distribution Date, an amount equal to the product of (i) the Realized Losses on such Distribution Date allocated to the related REMIC Class and (ii) the related Allocation Ratio.  As to each Class of Exchangeable Certificates that is not in a Class Complex and each Distribution Date, an amount equal to the sum, for each Class of Exchangeable REMIC Certificates related to such Class of Exchangeable Certificates, of the product of (i) the aggregate of the Realized Losses on such Distribution Date allocated to the related REMIC Class and (ii) one minus the Allocation Ratio for such Class of Exchangeable REMIC Certificates, subject to adjustment, if necessary, to reflect the exchanges of any related Contributed Exchangeable REMIC Class, for multiple Classes of Exchangeable Certificates.  As to each Class Complex and each Distribution Date, an amount equal to the sum, for each Class of Exchangeable REMIC Certificates related to such Class Complex, of the product of (i) the aggregate of the Realized Losses on such Distribution Date allocated to the related REMIC Class and (ii) one minus the Allocation Ratio for such Class of Exchangeable REMIC Certificates, subject to adjustment, if necessary, to reflect the exchanges of any related Contributed Exchangeable REMIC Class, for multiple Classes of Exchangeable Certificates.  On each Distribution Date, the Realized Loss Allocation Amount with respect to each Interest-Only Exchangeable Class shall be zero.

“REMIC Classes” or “REMIC Certificates”:  The Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 4-A-1 and Class 4-A-2 Certificates, or the Certificates of each such Class, as the context may require, issued by the Underlying Trust in uncertificated form.

 “REMIC Combination” means either of REMIC Combination 1, REMIC Combination 2, REMIC Combination 3, REMIC Combination 4, REMIC Combination 5, REMIC Combination 6, REMIC Combination 7, REMIC Combination 8, REMIC Combination 9 or REMIC Combination 10, REMIC Combination 11, REMIC Combination 12 or REMIC Combination 13, as applicable.

“REMIC Combination 1” means the Class 1-A-1 Certificates.

“REMIC Combination 2” means the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates.

“REMIC Combination 3” means the Class 2-A-3 Certificates.

“REMIC Combination 4” means the Class 2-A-3 Certificates.

“REMIC Combination 5” means the Class 2-A-5 Certificates.

“REMIC Combination 6” means the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates.

“REMIC Combination 7” means the Class 3-A-3 Certificates.

“REMIC Combination 8” means the Class 3-A-3 Certificates.

“REMIC Combination 9” means the Class 4-A-1 and Class 4-A-2 Certificates.

“REMIC Combination 10” means the Class 4-A-1 Certificates.

“REMIC Combination 11” means the Class 4-A-2 Certificates.

“REMIC Combination 12” means the Class 4-A-2 Certificates.

“REMIC Combination 13” means the Class 4-A-4 Certificates.

“Trust”:  The trust created by this Trust Agreement, the corpus of which consists of the Trust Fund.

“Trust Account”:  As defined in Section 3.02 hereof.

“Trust Fund”:  The corpus of the trust created by this Trust Agreement, consisting of the Trust Account and the Uncertificated REMIC Interests issued by the Underlying Trust and all payments thereon and all rights thereunder.

“Underlying Trust”:  J.P. Morgan Alternative Loan Trust 2007-A2.

ARTICLE II

THE TRUST

Section 2.01. Transfer of Exchangeable REMIC Certificates.  Upon the presentation and surrender by any Holder of its Exchangeable REMIC Certificates in the appropriate combination as set forth on Appendix A, such Holder shall hereunder transfer, assign, set over and otherwise convey to the Trustee, all of such Holder’s right, title and interest in and to such Exchangeable REMIC Certificates, including all payments of interest thereon received after the month of the Issue Date.

The Trustee acknowledges (i) the transfer and assignment to it of the Uncertificated REMIC Interests pursuant to Section 5.06 of the Pooling and Servicing Agreement and (ii) any transfer and assignment of certificated Exchangeable REMIC Certificates pursuant to the foregoing paragraph, and hereby declares that it will hold the same in trust for the Certificateholders on the terms in this Trust Agreement contained.

Section 2.02. Certificates.  The Certificates authorized by this Trust Agreement shall consist of each Exchangeable Class and certificated Exchangeable REMIC Class having the characteristics specified or determined as described in Appendix A, and otherwise shall be subject to the terms and provisions set forth herein.

Section 2.03. Exchanges.  Exchangeable Certificates shall be exchangeable on the books of DTC for Exchangeable REMIC Certificates, and Exchangeable REMIC Certificates shall be exchangeable on the books of The Depository Trust Company (“DTC”) for Exchangeable Certificates, on and after the Closing Date, by notice to the Securities Administrator substantially in the form of Exhibit II hereto or, under the terms and conditions hereinafter set forth and otherwise in accordance with the procedures specified in the Pooling and Servicing Agreement.

Certificates of the Classes of Exchangeable REMIC Certificates shall be exchangeable for the related Class of Exchangeable Certificates in respective denominations determined based on the proportion that the initial Certificate Principal Balances of such Exchangeable REMIC Certificates bear to the original Certificate Principal Balance or Notional Amount, as applicable, of the related Exchangeable Certificates, as set forth in Appendix A.  Upon any such exchange the portions of the Exchangeable REMIC Certificates designated for exchange shall be deemed cancelled and replaced by the Exchangeable Certificates issued in exchange therefor.  Correspondingly, Exchangeable Certificates may be further designated for exchange for Certificates of the related Exchangeable REMIC Classes in respective denominations determined based on the proportion that the initial Certificate Principal Balances of such Exchangeable REMIC Certificates bear to the original Certificate Principal Balances or Notional Amount, as applicable, of the related Exchangeable Certificates, as set forth in Appendix A.  There shall be no limitation on the number of exchanges authorized pursuant to this Section 2.03, and, except as provided in the following two paragraphs, no fee or other charge shall be payable to the Trustee, the Securities Administrator or DTC in connection therewith.

In order to effect an exchange of Certificates, the Certificateholder shall notify the Securities Administrator in writing or by e-mail at sfs.exchange@usbank.com no later than two Business Days before the proposed exchange date.  The exchange date with respect to the Certificates may be any Business Day other than the first or last Business Day of the month subject to the Securities Administrator’s approval.  The notice must be on the Certificateholder’s letterhead, carry a medallion stamp guarantee and set forth the following information: the CUSIP number of both Certificates to be exchanged and Certificates to be received; outstanding Certificate Principal Balance and the original Certificate Principal Balance of the Certificates to be exchanged; the Certificateholder’s DTC participant number; and the proposed exchange date.  After receiving the notice, the Securities Administrator shall e-mail the Certificateholder with wire payment instructions relating to the exchange fee.  A notice becomes irrevocable on the second Business Day before the proposed exchange date.

Notwithstanding any other provision herein set forth, a fee of $3,500 shall be payable to the Securities Administrator in connection with each exchange.

The Securities Administrator shall make the first distribution on an Exchangeable Certificate or an Exchangeable REMIC Certificate received in an exchange transaction on the Distribution Date in the month following the month of the exchange to the Certificateholder of record as of the close of business on the last day of the month of the exchange.

Section 2.04. Delivery of Instruments.  The Securities Administrator shall furnish to each Holder, upon request, copies of this Trust Agreement, without attachments, applicable to the Certificate(s) held by such Holder.

(i)

Distribution Date Statements to Certificateholders.  Not later than each Distribution Date, the Securities Administrator shall make available to each Certificateholder, the Depositor, the Trustee and any other interested parties a statement setting forth:

(ii)

exchanges that took place since the last Distribution Date;

(iii)

the designations of the classes that were created;

(iv)

if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

(v)

the balances of the outstanding Exchangeable Certificates, including Notional Amounts;

(vi)

the Certificate Interest Rates on the outstanding Classes of Exchangeable Certificates;

(vii)

interest and principal paid, and losses allocated, to the outstanding Classes of Exchangeable Certificates; and

(viii)

if no exchanges have occurred.

ARTICLE III

CERTIFICATES; DISTRIBUTIONS

Section 3.01. Issuance of Certificates.  The Classes of Certificates shall be issued in book-entry form and shall be maintained in the names of the record owners thereof as entries on the books of DTC.  Such Certificates shall be in authorized denominations of $100,000 and integral multiples of $1 in excess thereof and may be transferred or pledged in accordance with and subject to regulations governing use of the book-entry system (as the same shall be in effect at the time of any such transfer or pledge) and procedures that are followed generally for book-entry securities.

Section 3.02. Trust Account.  On or before the Issue Date, the Securities Administrator shall either (i) open with a depository institution one or more trust accounts in the name of the Trustee on behalf of the Trust Fund that shall collectively be the “Trust Account,” (ii) in lieu of maintaining any such account or accounts, maintain the Trust Account by means of appropriate entries on its books and records designating all amounts credited thereto in respect of the Uncertificated REMIC Interests and all investments of any such amounts as being held by it in its capacity as Securities Administrator for the benefit of the Holders of the Certificates or (iii) maintain the Trust Account in the form of any combination of accounts or book entries described in clauses (i) and (ii) above.  Any manner or manners in which the Trust Account is maintained may at any time be changed without notice to, or the approval of, Holders of the Certificates so long as funds held in the Trust Fund by, or for the account of, the Securities Administrator shall at all times be identified.  To the extent that the Trust Account is maintained by the Securities Administrator in the manner provided for in clause (ii) above, all references herein to deposits and withdrawals from the Trust Account shall be deemed to refer to credits and debits to the related books of the Securities Administrator.

The Securities Administrator shall deposit in the Trust Account all distributions in respect of the Uncertificated REMIC Interests received by it as Securities Administrator hereunder.  All such distributions deposited from time to time in the Trust Account and all investments made with such moneys, including all income or other gain from such investments, shall be held by the Securities Administrator in the Trust Account as part of the Trust Fund as herein provided, subject to withdrawal by the Securities Administrator for distributions on the Certificates.

Section 3.03. Distributions.  On each Distribution Date, the Securities Administrator shall withdraw from the Trust Account the Class Interest Distribution Amount for each Class of Certificates entitled to interest and shall make the appropriate distributions to the Holders of each such Class.  On each Distribution Date, the Trust Administrator shall withdraw from the Trust Account the Class Principal Distribution Amount for each Exchangeable REMIC Certificate and for each Exchangeable Certificate that is not in a Class Complex and shall distribute such amount to such Class, until the Class Principal Balance is reduced to zero.  On each Distribution Date, the Securities Administrator shall withdraw from the Trust Account the Class Principal Distribution Amount for each Class Complex and shall distribute such Class Principal Distribution Amount, pro rata based on Class Principal Balance, among the Exchangeable Certificates in such Class Complex, other than the Interest Only Exchangeable Classes, until the respective Class Principal Balances are reduced to zero.  All distributions of such Class Principal Distribution Amounts and Class Interest Distribution Amounts that are made with respect to a particular Class shall be made pro rata among all Certificates of such class in proportion to their respective Certificate Principal Balances or Class Notional Amounts, as applicable, with no preference or priority of any kind.

Section 3.04. Allocation of Realized Losses.  On each Distribution Date, the Realized Loss Allocation Amount for each Exchangeable REMIC Certificate and for each Exchangeable Certificate that is not in a Class Complex shall be applied to such Class in reduction of its Class Principal Balance.  On each Distribution Date, the Realized Loss Allocation Amount for each Class Complex shall be applied pro rata, based on Class Principal Balance, among the Exchangeable Certificates in such Class Complex, other than the Interest Only Exchangeable Classes, in reduction of their respective Class Principal Balances.  As among any Class, such Realized Loss Allocation Amount shall be applied, pro rata, among all Certificates of such class in proportion to their respective Certificate Principal Balances with no preference or priority of any kind.

ARTICLE IV

LIMITATION OF LIABILITY

The Trustee and the Securities Administrator shall be entitled to the same rights, protections and indemnities afforded to them under the Pooling and Servicing Agreement.

ARTICLE V

THE TRUSTEE

In the event that there shall be any matter arising under the Pooling and Servicing Agreement that requires the vote of Holders of Certificates outstanding thereunder, the Trustee as the holder of the related Uncertificated REMIC Interests shall vote such Uncertificated REMIC Interests in such amounts and proportions as shall reflect instructions received from Holders of any Outstanding Exchangeable REMIC Certificates and any Outstanding Exchangeable Certificates outstanding.

ARTICLE VI

TERMINATION

The respective obligations and responsibilities of the Securities Administrator and the Trustee shall terminate as to the Trust Fund upon the same terms and conditions as the Pooling and Servicing Agreement.

ARTICLE VII

SUPPLEMENTAL AGREEMENTS

This Trust Agreement may be amended or supplemented from time to time by the Depositor, the Securities Administrator and the Trustee upon the same terms and conditions as the Pooling and Servicing Agreement may be amended or supplemented.

ARTICLE VIII

MISCELLANEOUS

Section 8.01. Certificateholders.  The death or incapacity of any Certificateholder shall neither operate to terminate this Trust Agreement, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the affairs of the Trust Fund, nor otherwise affect the rights, duties and obligations of any of the parties to this Trust Agreement.

Except as provided in Article III, Article V and Article VII, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Trust Agreement pursuant to any provision hereof.

No Certificateholder shall have any right, by virtue of any provision of this Trust Agreement, to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Trust Agreement unless an Event of Default shall have occurred and be continuing in respect of this Trust Agreement.  It is understood and intended, and is expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Trust Agreement to affect, disturb or prejudice the rights of the Holders of any other such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Trust Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders.  For the protection and enforcement of the provisions of the Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.02. Governing Law.  THIS TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.03. Demands, Notices and Communications.  All formal demands, notices and communications by and among the Trustee, the Securities Administrator, the Certificate Registrar and the Holder of any Certificate shall be in writing and delivered in person or by first class mail, postage prepaid to the Trustee and the Rating Agencies at their addresses set forth in the Pooling and Servicing Agreement.  Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given whether or not the Person to whom such notice shall have been directed receives such notice.

Section 8.04. Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of this Trust Agreement or of the Certificates or the rights of the Holders thereof.

Section 8.05. Tax Status and Reporting.  It is intended that the Trust Fund created hereunder be considered a “grantor trust” under the Code.  Based upon such characterization, within a reasonable period of time after the end of each calendar year but not later than the latest date permitted by law, the Securities Administrator shall mail to each person who so requests in writing and who at anytime during such calendar year shall have been a Certificateholder the necessary information under applicable law for preparation of such Holder’s federal and state income tax returns unless substantially similar information has been previously provided to such Certificateholder.

For federal income tax purposes, the grantor trust created hereunder shall have a calendar year taxable year.  The Securities Administrator shall prepare or cause to be prepared and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities, income tax information returns for each taxable year with respect to the grantor trust.

IN WITNESS WHEREOF, the parties hereto hereby execute this Trust Agreement, as of the day and year first above written.

HSBC BANK USA, NATIONAL ASSOCIATION,

solely in its capacity as Trustee

By:___/s/ Fernando Acebedo_________

Name:___Fernando Acebedo_________

Title:____Vice President____________

U.S. BANK NATIONAL ASSOCIATION,

in its capacity as Securities Administrator

By:___/s/ Nancie J. Arvin_________

Name:___Nancie J. Arvin_________

Title:____Vice President____________

J.P. MORGAN ACCEPTANCE CORPORATION I,

as Depositor

By:___/s/ Stanley P. Labanowski_________

Name:___Fernando Acebedo_________

Title:____Executive Vice President & Chief Executive Officer

APPENDIX A

AVAILABLE COMBINATIONS(1)

REMIC Certificates		Exchangeable Certificates
REMIC Class	Original Certificate Principal Amount or Certificate Notional Amount(1)	Exchangeable Classes	Maximum Original Certificate Principal Amount or Certificate Notional Amount
Exchangeable Combination 1
1-A-1	$ 47,750,200 (2)	1-A-1M	$ 47,750,200 (2)
		1-A-1S*	$ 47,750,200 (2)
Exchangeable Combination 2
2-A-1	$ 199,858,000 (3)	2-A-5	$ 314,574,500 (3)
2-A-2	$ 26,565,000 (3)
2-A-3	$ 88,151,500 (3)
Exchangeable Combination 3
2-A-3	$ 88,151,500 (4)	2-A-3M	$ 88,151,500 (4)
		2-A-3S*	$ 88,151,500 (4)
Exchangeable Combination 4
2-A-3	$ 88,151,500 (4)	2-A-3L	$ 88,151,500 (4)
		2-A-3F*	$ 88,151,500 (4)
Exchangeable Combination 5
2-A-5(10)	$314,574,500 (3)	2-A-5M	$ 314,574,500 (3)
		2-A-5S*	$ 314,574,500 (3)
Exchangeable Combination 6
3-A-1	$ 169,925,800 (5)	3-A-5	$ 291,930,500 (5)
3-A-2	$ 39,840,100 (5)
3-A-3	$ 82,164,600 (5)
Exchangeable Combination 7
3-A-3	$ 82,164,600 (6)	3-A-3M	$ 82,164,600 (6)
		3-A-3S*	$ 82,164,600 (6)
Exchangeable Combination 8
3-A-3	$ 82,164,600 (6)	3-A-3L	$ 82,164,600 (6)
		3-A-3F*	$ 82,164,600 (6)
Exchangeable Combination 9
4-A-1	$ 208,462,500 (7)	4-A-4	$ 277,039,000 (7)
4-A-2	$ 68,576,500 (7)
Exchangeable Combination 10
4-A-1	$ 208,462,500 (8)	4-A-1M	$ 208,462,500 (8)
		4-A-1S*	$ 208,462,500 (8)
Exchangeable Combination 11
4-A-2	$ 68,576,500 (9)	4-A-2M	$ 68,576,500 (9)
		4-A-2S*	$ 68,576,500 (9)
Exchangeable Combination 12
4-A-2	$ 68,576,500 (9)	4-A-2L	$ 68,576,500 (9)
		4-A-2F*	$ 68,576,500 (9)
Exchangeable Combination 13
4-A-4 (10)	$277,039,000	4-A-4M	$ 277,039,000 (7)
		4-A-4S*	$ 277,039,000 (7)

_____________

  *  Interest-Only Class

(1)

Classes of REMIC Certificates may be exchanged only in the proportion that the original balances of such certificates bear to one another as shown above.

(2)

On any date of determination, the maximum original Class Principal Amount of all classes of Certificates in the Class 1-A-1 Complex is $47,750,200.

(3)

On any date of determination, the maximum original Class Principal Amount of all classes of Certificates in the Class 2-A-5 Complex is $314,574,500.

(4)

On any date of determination, the maximum original Class Principal Amount of all classes of Certificates in the Class 2-A-3 Complex is $88,151,500.

(5)

On any date of determination, the maximum original Class Principal Amount of all classes of Certificates in the Class 3-A-5 Complex is $291,930,500.

(6)

On any date of determination, the maximum original Class Principal Amount of all classes of Certificates in the Class 3-A-3 Complex is $82,164,600.

(7)

On any date of determination, the maximum original Class Principal Amount of all classes of Certificates in the Class 4-A-4 Complex is $277,039,000.

(8)

On any date of determination, the maximum original Class Principal Amount of all classes of Certificates in the Class 4-A-1 Complex is $208,462,500.

(9)

On any date of determination, the maximum original Class Principal Amount of all classes of Certificates in the Class 4-A-2 Complex is $68,576,500.

(10)

Such Class of Certificates is an Exchangeable Certificate exchangeable for other Exchangeable Certificates in the combinations listed above.

EXHIBIT I

(FORM OF CERTIFICATE)

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS AN [EXCHANGEABLE REMIC CERTIFICATE] [EXCHANGE CERTIFICATE] AND MAY BE EXCHANGED FOR THE [EXCHANGE CERTIFICATES] [EXCHANGEABLE REMIC CERTIFICATES] IN THE RELATED COMBINATION GROUP.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS (1) A BENEFICIAL OWNERSHIP INTEREST OF ONE OR MORE “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR (2) BENEFICIAL OWNERSHIP INTEREST OF CERTAIN PAYMENTS ON ONE OR MORE REGULAR INTERESTS.

[For Interest-Only Certificates Only] [THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.]

Certificate No.:	[1]
Cut-off Date:	March 1, 2007
First Distribution Date:	[ ]
Last Scheduled Distribution Date:	[ ]
Pass-Through Rate:	[________]% [Variable in accordance with the Agreement]
[Initial Certificate Principal Balance of this Certificate (“Denomination”):]	$[____________]
[Initial Certificate Principal Balances of all Certificates of this Class:]	$[____________]
[Initial Maximum Certificate Principal Balance of all Certificates of this Class:]	$[_____________]
[Initial Notional Amount of this Certificate (“Denomination”):]	$[____________]
[Initial Notional Amount of all Certificates of this Class:]	$[____________]
[Initial Maximum Notional Amount of all Certificates of this Class:]	$[____________]
CUSIP:	[_____________]

J.P. MORGAN ACCEPTANCE CORPORATION I

J.P. MORGAN MORTGAGE TRUST 2007-A2
Mortgage Pass-Through Certificates, Series 2007-A2

Class [_]-A-[_] [Exchangeable REMIC Certificate][Exchangeable Certificate]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of the Trust Account and the Uncertificated REMIC Interests issued by the Underlying Trust (consisting primarily of adjustable-rate mortgage loans (the “Underlying Mortgage Loans”) secured by first liens on one- to four-family residential properties), and all payments thereon and all rights thereunder

J.P. Morgan Acceptance Corporation I, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Transferor, the Master Servicer, the Securities Administrator, the Custodian or the Trustee referred to below or any of their respective affiliates.  None of this Certificate, the Trust Fund or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the Uncertificated REMIC Interests deposited by J.P. Morgan Acceptance Corporation I (the “Depositor”) and issued by the Underlying Trust (consisting primarily of adjustable-rate mortgage loans (the “Underlying Mortgage Loans”) secured by first liens on one- to four-family residential properties), and all payments thereon and all rights thereunder.  The Trust Fund was created pursuant to a Trust Agreement dated as of the Cut-off Date specified above (the “Trust Agreement”) among the Depositor, HSBC Bank USA, National Association, as trustee (the “Trustee”), and U.S. Bank National Association, a national banking association, as securities administrator (the “Securities Administrator”).  The Underlying Trust was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Pooling Agreement”) among the Depositor, U.S. Bank National Association, a national banking association, as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) , HSBC Bank USA, National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, National Association, as a custodian and The Bank of New York Trust Company, National Association, as a custodian (each a “Custodian”).  Distributions on this Certificate will be made primarily from collections on the Uncertificated REMIC Interests pursuant to the terms of the Trust Agreement, which in turn will be made primarily from collections on the applicable Underlying Mortgage Loans pursuant to the terms of the Pooling Agreement.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: February __, 2007

U.S. BANK NATIONAL ASSOCIATION,
as Securities Administrator

By:_________________________________

Countersigned:

By:______________________________
Authorized Signatory of
U.S. BANK NATIONAL ASSOCIATION,
as Securities Administrator

J.P. MORGAN ACCEPTANCE CORPORATION I

J.P. MORGAN ALTERNATIVE LOAN TRUST 2007-A2

Mortgage Pass-Through Certificates, Series 2007-A2

This Certificate is one of a duly authorized issue of Certificates designated as J.P. Morgan Acceptance Corporation I, J.P. Morgan Mortgage Trust 2007-A2, Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund (consisting primarily of the Trust Account and the Uncertificated REMIC Interests issued by the Underlying Trust (consisting primarily of adjustable-rate mortgage loans (the “Underlying Mortgage Loans”) secured by first liens on one- to four-family residential properties) created by the Trust Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Trust Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

This Certificate does not purport to summarize the Trust Agreement or Pooling Agreement and reference is made to the Trust Agreement and Pooling Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Trust Agreement and the Pooling Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Trust Agreement.  The Record Date applicable to each Distribution Date for the Certificates is the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Pooling Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Securities Administrator or such other location specified in the notice to Certificateholders of such final distribution.

The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Pooling Agreement at any time by the Transferor, the Depositor, the Master Servicer, the Securities Administrator, the Custodian and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

The Trust Agreement may be amended or supplemented from time to time by the Depositor, the Securities Administrator and the Trustee upon the same terms and conditions as the Pooling Agreement may be amended or supplemented.

As provided in the Trust Agreement and Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices that the Securities Administrator designates for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

This Certificate is an [Exchangeable REMIC Certificate][Exchangeable Certificate] and may be exchanged for the [Exchangeable Certificates][Exchangeable REMIC Certificates] in the related Combination Group specified in the Trust Agreement, subject to certain terms and conditions specified in the Trust Agreement, including the payment to the Securities Administrator of a fee of $5,000 with respect to each exchange.  This Certificate may be exchanged for another Certificate or Certificates in the related Combination Group only on the days of each month specified in the Trust Agreement.

The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any agent of the Depositor, the Master Servicer, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Securities Administrator, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Pool Principal Balance (as defined in the Pooling Agreement) is less than 5% of the aggregate Cut-off Date Principal Balances of the Underlying Mortgage Loans, the Master Servicer will have the option to repurchase, in whole, from the Underlying Trust all remaining Underlying Mortgage Loans and all property acquired in respect of the Underlying Mortgage Loans at a purchase price determined as provided in the Pooling Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Underlying Mortgage Loan remaining in the Underlying Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling Agreement.  In no event, however, will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

Any term used herein that is defined in the Trust Agreement shall have the meaning assigned in the Trust Agreement, and nothing herein shall be deemed inconsistent with that meaning.  Any term used herein that is not defined in the Trust Agreement and that is defined in the Pooling Agreement shall have the meaning assigned in the Pooling Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_______________________________________________________________________
_______________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

___________________________________
Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________ ______________________________________________________________________________

______________________________________________________________________________ for the account of ______________________________________________________________, account number ______________, or, if mailed by check, to __________________________.  Statements should be mailed to ________________________________________________ ______________________________________________________________________________

______________________________________________________________________________

This information is provided by, ___________________________ the assignee named above, or _______________, as its agent.

STATE OF

)

)

ss.:
COUNTY OF

)

On the

day of _______, 200_   before me, a notary public in and for said State, personally appeared ___________________________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.

___________________________________
Notary Public

[Notarial Seal]

EXHIBIT II

FORM OF EXCHANGE LETTER

 __________, 20__

U.S. Bank National Association

EP-MN-WS3D

60 Livingston Avenue

St.Paul, Minnesota 55107,

Attention: JPMMT Series 2007-A2

Re:

J.P. Morgan Mortgage Trust 2007-A2,

Mortgage Pass-Through Certificates, Series 2007-A2

Ladies and Gentlemen:

Pursuant to the terms of that certain Trust Agreement dated as of March 1, 2007 (the “Trust Agreement”), by and among J.P. Morgan Acceptance Corporation I., as depositor, HSBC Bank USA, National Association, as trustee (the “Trustee”) and U.S. Bank National Association, a national banking association, as master servicer and securities administrator (the “Securities Administrator”), we hereby present and surrender the [Exchangeable REMIC Certificates] [Exchangeable Certificates] specified on Schedule I attached hereto [(the “Exchangeable REMIC Certificates”)] [(the “Exchangeable Certificates”)] and transfer, assign, set over and otherwise convey to the Securities Administrator, all of our right, title and interest in and to the [Exchangeable REMIC Certificates] [Exchangeable Certificates] including all payments of interest thereon received after _________________, 2007, in exchange for the [Exchangeable Certificates][Exchangeable REMIC Certificates] specified on Schedule I attached hereto.

We agree that upon such exchange the portions of the [Exchangeable REMIC Certificates][Exchangeable Certificates] designated for exchange shall be deemed cancelled and replaced by the [Exchangeable Certificates][Exchangeable REMIC Certificates] issued in exchange therefor. We confirm that we have paid a fee of $5,000 to the Securities Administrator in connection with such exchange.

Sincerely,

By:  ________________________________

Name:

Title:

Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION,

as Securities Administrator

By:  ______________________________

Name:

Title: